FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 12:-	FAIR VALUE MEASUREMENTS

a.	Recurring fair value measurements:

The fair value of the interest rate swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using interest rate pricing models and observable inputs.

As of December 31, 2016 and 2015, the Company has an interest rate swap agreements for Optibase Bavaria loan. The fair value of the interest rate swap consisted of a liability of $ 407 and $ 264, respectively, is included in long-term liabilities, and the net unrealized income on the Company interest rate swap is included in accumulated other comprehensive loss.

As of December 31, 2014 the Company had an interest rate swap of $508 which was included in short-term liabilities, and the net unrealized income on the Company interest rate swap was included in financial expenses, net.

b.	Valuation methods:

In accordance with ASC 820, the Company measures its interest rate swap derivative instruments at fair value using the market approach valuation technique. The fair value of interest rate swap derivative instruments is classified within Level 2 value hierarchy, as the valuation inputs are based on quoted prices.